UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

Aesther Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 Madison Avenue, Suite 8078 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 908-2658

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one half of one redeemable Warrant	AEHAU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	AEHA	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	AEHAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separate Trading of Units, Class A Common Stock and Warrants

On November 3, 2021, Aesther Healthcare Acquisition Corp. (the “Company”) announced that, commencing on November 5, 2021, the holders of units (“Units”) issued in the Company’s initial public offering may elect to separately trade shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and redeemable warrants (“Public Warrants”) included in the Units. Each Unit consists of one share of Class A common stock and one half of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. Units not separated will continue to trade on the Nasdaq Global Market under the symbol “AEHAU.” Shares of Class A Common Stock and the Public Warrants will trade on the Nasdaq Global Market under the symbols “AEHA” and “AEHAW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Common Stock and Public Warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Cancellation of Sponsor Shares

As previously disclosed, our sponsor, Aesther Healthcare Sponsor, LLC (the “Sponsor”) owns an aggregate of 2,875,000 shares of our Class B common stock and agreed to cancel up to 375,000 of such shares depending on the extent to which the underwriters’ over-allotment option in connection with the Company’s initial public offering was exercised. The underwriters’ previously exercised a portion (500,000 Units) of the underwriters’ option to purchase up to an additional 1,500,000 Units to cover over-allotments, and such over-allotment option has since expired. As such, the Sponsor is in the process of cancelling 250,000 of the Class B common stock originally issued to the Sponsor.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2021

Aesther Healthcare Acquisition Corp.

By:	/s/ Suren Ajjarapu
Name:	Suren Ajjarapu
Title:	Chief Executive Officer